UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1933
Date of Report (Date of earliest event reported):  August 8, 2018

OWENS REALTY MORTGAGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54957	46-0778087
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California		94595
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (925) 935-3840
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 6, 2018, upon the recommendation of the Nominating and Corporate Governance Committee, the board of directors (the "Board") of Owens Realty Mortgage, Inc. (the "Company")  increased the authorized number of directors of the Company from six to eight and appointed Mr. Gilbert E. Nathan as an independent Class I director and Mr. Benjamin Smeal as an independent Class III director to fill the vacancies created by such increase. The initial term of Mr. Nathan, as a Class I director, will expire at the annual meeting of stockholders of the Company to be held in 2020 and upon election and qualification of his successor. The initial term of Mr. Smeal, as a Class III director, will expire at the annual meeting of stockholders of the Company to be held in 2019 and upon election and qualification of his successor.

Mr. Nathan, age 39, has served as the managing member and a director of Jackson Square Advisors LLC, a financial advisory and services firm since September 2015. He has also served as the liquidating trustee of BPZ Liquidating Trust for BPZ Resources, Inc. since November 2015. Since June 2018, Mr. Nathan has served as a board member of Hercules Offshore Liquidating Trust for Hercules Offshore, Inc. From November 2015 to July 2017, he served as a director of Emergent Capital, Inc. (NYSE: EMG), a specialty finance company. From July 2013 to August 2015, Mr. Nathan was a senior analyst with Candlewood Investment Group, an investment firm, and prior to that, he was a principal with Restoration Capital Management from 2002 to 2012. Mr. Nathan earned a bachelor's degree in management from Tulane University in 2001.

Mr. Smeal, age 40, is a private investor.  He served as Associate Director of Public Equities at Willett Advisors LLC, which manages the philanthropic assets of Michael R. Bloomberg and Bloomberg Philanthropies, from April 2017 to April 2018.  Mr. Smeal served as Senior Analyst at Kenmare Management, an investment firm, from November 2007 to April 2017.  Prior to that, Mr. Smeal served as a Marketing Director at Overstock.com (NASDAQ: OSTK), an online retailer of general merchandise, from 2004 to 2005.  He also serves on the board of directors of North Carolina Outward Bound School.  Mr. Smeal graduated with a B.A. in Political Economy from Williams College and an M.B.A. from Columbia University.

As a result of these appointments, six of the Company's eight directors are independent, as the Board has determined that Messrs. Nathan and Smeal qualify as independent directors under applicable Securities and Exchange Commission and NYSE American rules. As independent directors, Messrs. Nathan and Smeal will each receive the standard compensation for non-employee directors which consists of a cash retainer of fifty thousand dollars ($50,000) per calendar year, payable in quarterly installments on the first day of each calendar quarter served (subject to pro-ration of the payment for the current quarter to reflect their appointment on August 6, 2018).

There is no arrangement or understanding between Messrs. Nathan and Smeal and any other persons pursuant to which they were selected as directors. Messrs. Nathan and Smeal have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. The Company will enter into its standard director indemnification agreement with each of Messrs. Nathan and Smeal, whereby the Company will agree to indemnify, defend and hold Messrs. Nathan and Smeal harmless from and against losses and expenses incurred as a result of their board service, subject to the terms and conditions provided in the agreement.

 Item 7.01.  Regulation FD Disclosure

On August 8, 2018, the Company issued a press release announcing the increase in the size of the Board and the appointment of Messrs. Nathan and Smeal to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1 incorporated by reference herein, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing made by the Company pursuant to the Securities Act of 1933, as amended, or the Exchange Act, other than to the extent that such filing incorporates any or all of such information by express reference thereto.

Forward-Looking Statements

This Current Report (including information included or incorporated by reference herein) may contain "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward-looking statements about the Company's business, financial condition and prospects, and anticipated events, including the items discussed in this Current Report, are based on current information, estimates, and projections; they are subject to risks and uncertainties, as well as known and unknown risks, which could cause actual results to materially differ from the forward-looking statements made in this Current Report and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "target," "assume," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake and expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law. Additional information concerning these and other risk factors is contained in the Company's most recent filings with the Securities and Exchange Commission including those appearing under the heading "Item 1A. Risk Factors" in the Company's most recent Annual Report on Form 10-K and each subsequent Quarterly Report on Form 10-Q. All subsequent written and oral forward-looking statements concerning the Company or matters attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Owens Realty Mortgage, Inc., issued on August 8, 2018, announcing the appointment of Gilbert Nathan and Benjamin Smeal to the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS REALTY MORTGAGE, INC., a Maryland corporation

Date: August 8, 2018	By: /s/ Bryan H. Draper
Name: Bryan H. Draper
Title: President and Chief Executive Officer